UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported): December 17, 2007



                             FOUR OAKS FINCORP, INC.
                   (Exact name of registrant as specified in its charter)


      North Carolina                000-22787                 56-2028446
      (State or other            (Commission File          (I.R.S. Employer
      jurisdiction of                Number)            Identification Number)
      incorporation)




               6114 U.S. 301 South
            Four Oaks, North Carolina                      27524
         (Address of principal executive                (Zip Code)
                    offices)


                                 (919) 963-2177
                     Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

      On December 17, 2007, the board of directors (the "Board") of Four Oaks Fincorp, Inc. (the "Corporation") authorized the extension of the Corporation's previously approved share repurchase program (the "Share Repurchase Program"). The Board previously allowed the Corporation to repurchase its common stock thru December 31, 2007. On December 17, 2007, the Board authorized the extension of the Share Repurchase Program through December 31, 2008. The Corporation is authorized to repurchase up to a total of 500,000 shares of the Corporation's common stock.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOUR OAKS FINCORP, INC.


                                   By: /s/ Ayden R. Lee,  Jr.
                                       ----------------------------------------
                                       Ayden R. Lee, Jr. Chairman,
                                       President, and Chief Executive
                                       Officer



Date:  December 18, 2007